                                   EXHIBIT 4.

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     Amended and Restated Registration Rights Agreement, dated as of January 23,
2006 (this "Amended and Restated Agreement"), by and among Aduromed Corporation, a Delaware corporation ("Aduromed"), General Devices, Inc., Delaware corporation
("GDI"), and the Purchasers set forth on the signature pages hereto (the
"Purchasers"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Amended and Restated
Securities Purchase Agreement (as defined below).

                                   WITNESSEH:

     WHEREAS, Aduromed and the Purchasers have heretofore entered into that certain Registration Rights Agreement, dated as of September 30, 2005 (the
"Original Agreement");

     WHEREAS, Aduromed has heretofore entered into that certain Amended and
Restated Agreement and Plan of Merger, dated as of January 23, 2006 (the "Merger
Agreement"), by and among Aduromed, GDI, GD MergerSub, Inc., a Delaware corporation, and GD MergerSub II, Inc., a Delaware corporation ("MergerSub II"), pursuant to which MergerSub agreed to merge with and into Aduromed (the
"Merger"), with Aduromed as the surviving entity of the Merger;

     WHEREAS, in connection with the Merger, GDI has issued to the Purchasers certain shares of GDI Series A Preferred and First Closing GDI Warrants;

     WHEREAS, in connection with the Merger, Aduromed, GDI and the Purchasers have heretofore entered into that certain Amended and Restated Securities
Purchase Agreement, dated as of January 23, 2006 (the "Amended and Restated
Purchase Agreement"), pursuant to which GDI has issued to the Purchasers certain shares of GDI Series B Preferred and Second Closing GDI Warrants; and

     WHEREAS, pursuant to the Original Agreement, in connection with the Merger,
Aduromed is required to cause GDI to enter into this Amended and Restated
Agreement with the Purchasers;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto hereby agree that the Original Agreement be, and hereby is, amended and restated in its entirety as herein set forth:

     1. Registration Rights.

          1.1 Required Registration. GDI shall:

               (x) prepare and file with the SEC a registration statement (the
"Required Registration Statement") on Form S-1 or SB-1 or a successor form or another form selected by GDI that is available to GDI under the Securities Act which conforms with applicable rules and regulations, as amended and supplemented from time to time, covering the Registrable Securities, to permit, when effective, the offer and re-sale from time to time of such Registrable
Securities in accordance with the methods of distribution provided by the
Purchasers, by the date which is not more than sixty (60) days after the consummation of the Merger (the "Registration Statement Filing Deadline");

               (y) use its reasonable best efforts to cause the Required
Registration Statement to be declared effective under the provisions of the
Securities Act within one hundred twenty (120) days after the consummation of the Merger (the "Registration Statement Effectiveness Deadline"); and

               (z) use its reasonable best efforts to cause such Required
Registration Statement to remain continuously effective until the earlier of (A)
the date when all Registrable Securities covered by the Required Registration
Statement have been sold thereunder, (B) the date on which all of the
Registrable Securities may be sold without any restriction pursuant to Rule 144 under the Securities Act, or any similar rule or regulation hereafter adopted by the SEC, as determined by the counsel to GDI pursuant to a written opinion letter and (C) the fifth anniversary of the effectiveness date of the Required
Registration Statement (such period, the "Required Effectiveness Period").

     If: (i) the Required Registration Statement is not filed with the SEC on or prior to the Registration Statement Filing Deadline, (ii) the Required
Registration Statement filed or required to be filed hereunder is not declared effective by the SEC on or prior to the Registration Statement Effectiveness
Deadline or (iii) during the Required Effectiveness Period, the Required
Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective (any such failure or breach, an "Event" and the date of the occurrence of such Event, the
"Event Date"), then on each monthly anniversary of each such Event Date and until such time as all then continuing Events shall have been cured, GDI shall pay to each Purchaser, as partial liquidated damages and not as a penalty, an amount in cash equal to 1.5% of the aggregate purchase price paid by such
Purchaser for any Registrable Securities then held by such Purchaser for each
30-day period, or pro rata for any portion thereof, following such Event Date.
For the purposes of the foregoing, each month will be deemed to be thirty (30)
days in length. Any liquidated damages payable under this Section 1.1 shall be in addition to any remedies available to the Purchasers at law or in equity by reason of any breach of this Amended and Restated Agreement by GDI.

          To the extent that the Registrable Securities are not sold under the
Required Registration Statement, the Purchasers shall have the registration rights as enumerated in Sections 1.3 and 1.4 of this Amended and Restated
Agreement.

          1.2 Current Public Information. GDI covenants that it will use reasonable best efforts to file all reports required to be filed by it under the
Securities Act and the Exchange Act

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and the rules and regulations adopted by the SEC thereunder, and will use reasonable best efforts to take such further action as the Purchasers may reasonably request, all to the extent required to enable the holders of
Registrable Securities to sell Registrable Securities pursuant to Rule 144 or
Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC. GDI shall, upon the request of a holder of Registrable Securities (each a "Designated Holder" and collectively, the
"Designated Holders"), deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

          1.3 Form S-3 Registration. If GDI is eligible to use Form S-3 under the Securities Act (or any similar successor form) and shall receive from a
Purchaser and/or its permitted transferees (the "S-3 Initiating Holders") a written request or requests that GDI effect a registration on such Form S-3, including without limitation, pursuant to Rule 415 of the Securities Act and any related qualification or compliance with respect to all or part of the
Registrable Securities owned by the S-3 Initiating Holders and its permitted transferees (provided, that the S-3 Initiating Holders registering Registrable
Securities in such registration (together with all other holders of Registrable
Securities to be included in such registration) propose to sell their
Registrable Securities at an aggregate price (calculated based upon the Market
Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of no less than the lesser of $500,000 or the remaining Registrable Securities), GDI shall (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Registrable Securities; and (ii) as soon as practicable, use reasonable best efforts to file and effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the
Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder in the group of holders joining in such request as is specified in a written request given within fifteen (15) days after the holder's receipt of such written notice from
GDI. No registration requested by any S-3 Initiating Holders pursuant to this
Section 1.3 shall be deemed a registration pursuant to Section 1.1.

          1.4 Piggyback Registrations.

          (a) Right to Piggyback. From and after the date hereof under the earlier of (i) the fifth anniversary of the date hereof and (ii) the date on which each Purchaser shall have sold all of their respective Registrable
Securities pursuant to the Required Registration Statement, whenever GDI proposes to register any of its securities under the Securities Act (other than pursuant to a registration pursuant to Section 1.3 or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, GDI will give prompt written notice (but in no event less than fifteen (15) days before the anticipated filing date) to all holders of Registrable Securities, and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request. GDI will include in such registration all Registrable
Securities with respect to which GDI has received written requests for

                                      -3-

inclusion therein within ten (10) days after the holders' receipt of GDI's notice (a "Piggyback Registration").

          (b) Reasonable Efforts. GDI shall use all reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a
Piggyback Registration to be included on the same terms and conditions as any similar securities of GDI or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

          (c) Withdrawal. Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration
Statement pursuant to this Section 1.4 by giving written notice to GDI of its request to withdraw; provided, that in the event of such withdrawal (other than pursuant to Section 1.4(e) hereof, GDI shall not be required to reimburse such holder for the fees and expenses referred to in Section 1.6(b) hereof incurred by or on behalf of such holder prior to such withdrawal. GDI may withdraw a
Piggyback Registration at any time prior to the time it becomes effective.

          (d) Priority in Registrations. If a Piggyback Registration is an
underwritten primary registration on behalf of GDI, and the managing underwriters advise GDI in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of
Registrable Securities requested to be included on a secondary basis in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of such primary or secondary offering (the "GDI Offering Quantity"), then GDI will include in such registration securities in the following priority:

               (i) First, GDI will include the securities GDI proposes to sell.

               (ii) Second, subject to any rights of other holders of securities of GDI which are prior to the rights of the Purchasers to registration pursuant to agreements set forth on the Disclosure Schedules to the
     Securities Purchase Agreement, GDI will include all Registrable Securities requested to be included by any Designated Holder may request to be so included, and if the number of such Designated Holders' securities requested to be included exceeds GDI Offering Quantity, then GDI shall include only each such requesting Designated Holders' pro rata share of the shares available for registration, based on the amount of securities held by such holder, on an as converted basis.

                    (iii) Third, GDI will include other securities of GDI
          proposed to be included in the registration.

          (e) Cutback. If, as a result of the proration provisions of this
Section 1.4, any Designated Holders shall not be entitled to include all
Registrable Securities in a Piggyback Registration that such Designated Holders has requested to be included, such holder may elect to withdraw his request to include Registrable Securities in such registration but GDI shall be

                                      -4-

required to reimburse such holder for the fees and expenses referred to in
Section 1.6(b) hereof incurred by such holder prior to such withdrawal.

          1.5 Holdback Agreements.

          (a) To the extent not inconsistent with applicable law, in connection with a public offering of securities of GDI, upon the request of GDI or the underwriter, in the case of an underwritten public offering, the underwriters managing such underwritten offering of GDI's securities, each holder of
Registrable Securities who owns at least 5% of the outstanding capital stock of
GDI on an "as-converted" basis or is an officer or director of GDI will not effect any public sale or distribution (other than those included in the registration) of any securities of GDI, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the seven (7) days prior to and the 90-day period beginning on such effective date, unless (in the case of an underwritten public offering) the managing underwriters otherwise agree to a shorter period of time. Notwithstanding the foregoing, no Designated Holder shall be required to enter into any such "lock up" agreement unless and until all of GDI's executive officers and directors execute substantially similar "lock up" agreements and GDI uses commercially reasonable efforts to cause each holder of more than 5% of its outstanding capital stock to execute substantially similar "lock up" agreements. Neither GDI nor the underwriter shall amend, terminate or waive a "lock up" agreement unless each "lock up" agreement with a Designated Holder is also amended or waived in a similar manner or terminated, as the case may be. Notwithstanding anything to the contrary in this Amended and Restated Agreement, the lock up provisions of this Section 1.5(a) shall not be effective until after the Required Registration
Statement has become effective and it has remained effective for 120 days.

          (b) GDI shall have the right at any time to require that the
Designated Holders of Registrable Securities suspend further open market offers and sales of Registrable Securities pursuant to a Registration Statement filed hereunder whenever in the reasonable judgment of GDI after consultation with counsel there is or may be in existence a Changing Event (as defined in Section
1.6(a)(v)). GDI will give the Designated Holders notice of any such suspension and will use all reasonable best efforts to minimize the length of such suspension.

          (c) In connection with the Required Registration Statement, GDI shall cause each officer or director of GDI to agree to refrain from effecting any public or private sale or distribution of any securities of GDI during the seven
(7) days prior to and the 90-day period following the effective date of the
Required Registration Statement.

          1.6 Registration Procedures.

          (a) Whenever any Registrable Securities are required to be registered pursuant to this Amended and Restated Agreement, GDI will use reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and pursuant thereto GDI will as expeditiously as possible:

                                      -5-

               (i) prepare and file with the SEC on any form, if not so
     otherwise provided for, for which GDI qualifies, as soon as practicable after the end of the period within which requests for registration may be given to GDI, a Registration Statement with respect to the offer and sale of such Registrable Securities and thereafter use reasonable best efforts to cause such Registration Statement to become effective and remain effective until the completion of the distribution contemplated thereby or the required time period under this Amended and Restated Agreement, whichever is shorter (and before filing such Registration Statement, GDI will furnish to the counsel selected by the holders of a majority of the
     Registrable Securities initiating such Registration Statement copies of all such documents proposed to be filed); provided, however, that GDI may postpone for not more than sixty (60) calendar days the filing or effectiveness of any registration statement required pursuant to this
     Amended and Restated Agreement other than a Required Registration Statement required to be filed pursuant to Section 1.1 of this Amended and Restated
     Agreement if the Board of Directors, in its good faith judgment, determines that such registration could reasonably be expected to have a material adverse effect on GDI and its stockholders for any reason including, but not limited to, any proposal or plan by GDI to engage in any acquisition or sale of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction then under consideration (in which event, the Designated Holders shall be entitled to withdraw such request, and if such request is withdrawn such registration will not count as a registration statement pursuant to this Amended and
     Restated Agreement) by delivering written notice to the Designated Holders who requested inclusion of Registrable Securities in such Registration
     Statement of its determination to postpone such Registration Statement;
     provided, further, that (i) GDI shall not disclose any information that could be deemed material non-public information to any holder of
     Registrable Securities included in a Registration Statement that is subject to such postponement, (ii) in no event may GDI postpone a filing requested hereunder more than twice in any twelve (12) month period; provided, that any two postponements must be at least three (3) months apart; provided, further, that GDI shall delay the effectiveness of any such registration statement if the SEC rules and regulations prohibit GDI from declaring a
     Registration Statement effective because its financial statements are stale at a time when its fiscal year has ended or it has made an acquisition reportable under Item 2 of Form 8-K or any other similar situation until the earliest time in which the SEC would allow GDI to declare a
     Registration Statement effective (provided that GDI shall use its reasonable best efforts to cure any such situation as soon as possible so that the Registration Statement can be made effective at the earliest possible time);

               (ii) prepare and file with the SEC such amendments and
     supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration
     Statement effective for a period provided for in the applicable Section above, or if not so provided, for a period of twelve (12) months (for a registration pursuant to Rule 415 of the Securities Act) or, if such
     Registration Statement relates to an underwritten offering, such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of

                                      -6-

     Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such
     Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such
     Registration Statement. In the event GDI shall give any notice pursuant to
     Section 1.5(b), the applicable time period mentioned in this Section
     1.6(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.5(b)
     to and including the date when each seller of a Registrable Security covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.6(a)(v);

               (iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, such number of copies of such Registration
     Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration
     Statement is required to be kept effective (provided, that GDI will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
     (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (a "Changing Event") as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, GDI will as soon as possible prepare and furnish to such seller (a
     "Correction Event") a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to

                                      -7-

     make the statements therein not misleading in the light of the circumstances under which they were made;

               (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by GDI are then listed and, if not so listed, to be listed on The Nasdaq Stock Market or the Nasdaq SmallCap trading system or the Nasdaq OTC Bulletin Board;

               (vii) provide a transfer agent and registrar for all such
     Registrable Securities not later than the effective date of such
     Registration Statement;

               (viii) enter into such customary agreements (including
     underwriting agreements in customary form with any underwriter, if any is selected by GDI) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by an underwriter, if any, provided that any underwriter shall have been selected by GDI;

               (ix) make available for inspection by any seller of Registrable
     Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of GDI, and cause
     GDI's employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, GDI shall provide to counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other
     Inspector (as defined below) with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, subject to such documents being under GDI's control, and GDI shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC;

               (xi) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of GDI's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                                      -8-

               (xii) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, GDI will use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (xiii) obtain one or more comfort letters, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by GDI's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

               (xiv) provide a legal opinion of GDI's outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein
     (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

               (xv) subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any managing underwriter (each, an
     "Inspector" and collectively, the "Inspectors"), during normal business hours of GDI at GDI's corporate office in New York, New York and without unreasonable disruption of GDI's business or unreasonable expense to GDI and solely for the purpose of due diligence with respect to the registration statement, non-confidential, legally disclosable, financial and other records and pertinent corporate documents of GDI and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause
     GDI's and its subsidiaries' officers, directors and employees, and the independent public accountants of GDI, to make available for inspection, at such parties' offices during their respective normal business hours and without unreasonable disruption of their business or unreasonable expense to GDI and solely for the purpose of due diligence with respect to a registration statement covering Registrable Securities pursuant to this
     Amended and Restated Agreement all information reasonably requested by any such Inspector in connection with such Registration Statement, provided, that, in each instance the Inspectors execute customary confidentiality agreements prepared by GDI pursuant to which such Inspectors agree not to divulge information of a non-public nature and covenant not to act upon such information in any manner in violation of applicable law;

                                      -9-

               (xvi) subject to execution and delivery of mutually satisfactory confidentiality agreements, keep Holders' Counsel advised as to the initiation and progress of any registration hereunder including, but not limited to, providing Holders' Counsel with all correspondence with the
     SEC;

               (xvii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable
     Securities and their respective counsel in connection with any filings required to be made with the NASD; and

               (xviii) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

          (b) Registration Expenses. All expenses incident to GDI's performance of or compliance with this Amended and Restated Agreement including, without limitation, all registration and filing fees payable by GDI, fees and expenses of compliance by GDI with securities or blue sky laws, printing expenses of GDI, messenger and delivery expenses of GDI, and fees and disbursements of counsel for GDI, one counsel selected by the Purchasers and all independent certified public accountants of GDI, underwriters (excluding discounts and commissions, which will be paid by the sellers of Registrable Securities) and other Persons retained by GDI will be borne by GDI, and GDI will pay its internal expenses
(including, without limitation, all salaries and expenses of its employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance of GDI and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by GDI are then listed or on The Nasdaq
National Market, Nasdaq SmallCap Market or the OTC Bulletin Board trading system. GDI shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by any holder of Registrable Securities which are not payable by GDI, such costs to be borne by such holder or holders, including, without limitation, underwriting fees, discounts and expenses, if any, applicable to any holder's Registrable Securities; selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any holder; any other expenses incurred by or on behalf of such holder in connection with the offer and sale of such Holder's Registrable Securities other than expenses which
GDI is expressly obligated to pay pursuant to this Amended and Restated
Agreement.

          1.7 Indemnification.

          (a) Each of GDI and Aduromed agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the
"Representatives") from and against any loss, claim, damage, liability, attorney's fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Losses"), joint or several, and any action in respect thereof to which such holder of Registrable Securities or its
Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether

                                      -10-

commenced or threatened, in respect thereto) arise out of or are based upon (i)
any untrue or alleged untrue statement of a material fact contained in any
Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and GDI shall reimburse each such holder of Registrable Securities and its Representatives for any reasonable legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding;
provided, however, that GDI shall not be liable to any such holder or other indemnitee in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to GDI by such holder expressly for use therein or by failure of any holder of Registrable Securities to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto in violation of applicable law after GDI has furnished such holder of Registrable Securities with copies of the same in such number as requested by such holder. In connection with an underwritten offering, GDI will indemnify such underwriters, their officers and directors and each Person who controls such underwriters
(within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any Registration Statement in which the holders of Registrable Securities are participating pursuant to this Amended and
Restated Agreement, the holders of Registrable Securities will furnish to GDI in writing such information as GDI reasonably requests for use in connection with any such Registration Statement or prospectus and, to the fullest extent permitted by law, each such holder of Registrable Securities will indemnify and hold harmless GDI and its Representatives from and against any Losses, severally but not jointly, and any action in respect thereof to which GDI and its
Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration
Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in each case, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to GDI by such holder of Registrable Securities expressly for use therein or by failure of such holder of Registrable Securities to deliver a copy of the
Registration Statement or prospectus or any amendments or supplements thereto in violation of applicable law after GDI has furnished such holder of Registrable
Securities with copies of the same in such number as requested by such holder;
provided, however, that such holder of Registrable Securities shall not be liable in any such case to the extent that prior to the filing of any such
Registration Statement or prospectus or

                                      -11-

amendment or supplement thereto, such holder of Registrable Securities has furnished in writing to GDI information expressly for use in such Registration
Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to GDI; provided, further, however, that the obligation to indemnify will be individual to each such holder of Registrable Securities and will be limited to the net amount of proceeds received by such holder of Registrable Securities from the sale of
Registrable Securities pursuant to such Registration Statement. In no event, however, shall any holder be liable for indirect, incidental or consequential or special damages.

          (c) Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 1.7(a) or 1.7(b) (an "Indemnified Party") of
notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), promptly notify the
Indemnifying Party in writing of the claim or the commencement of such action;
provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified
Party otherwise than under Section 1.7(a) or 1.7(b) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified
Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its
Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the
Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the
Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys
(together with appropriate local counsel) at any time for all Indemnified
Parties. No Indemnifying Party shall, without the prior written consent of the
Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified
Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the
Indemnified Party. Whether or not the defense of any claim or action is assumed by

                                      -12-

the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 1.7 is unavailable to the Indemnified Parties in respect of any Losses referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified
Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by GDI on the one hand and the holders of the
Registrable Securities on the other from the offering of the Registrable
Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of GDI on the one hand and the holders of the Registrable
Securities on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations.
The relative fault of GDI on the one hand and of each holder of the Registrable
Securities on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          GDI and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified
Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Section 1.7, no holder of the Registrable
Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such holder were offered to the public exceeds the amount of any Losses which such holder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each holder's obligations to contribute pursuant to this
Section 1.7 is several in the proportion that the proceeds of the offering received by such holder of the Registrable Securities bears to the total proceeds of the offering received by all the holders of the Registrable
Securities and not joint.

          1.8 Participation in Underwritten Registrations.

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or
Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-

                                      -13-

allotment or "green shoe" option requested by the managing underwriter(s), provided, that each holder of Registrable Securities shall not be required to sell more than the number of Registrable Securities that such holder has requested GDI to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Amended and Restated Agreement.

          (b) Each Person that is participating in any registration under this
Amended and Restated Agreement agrees that, upon receipt of any notice from GDI of the happening of any event of the kind described in Section 1.6(a)(v) above, such Person will forthwith discontinue the disposition of its Registrable
Securities pursuant to the Registration Statement and all use of the
Registration Statement or any prospectus or related document until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 1.6(a)(v) and, if so directed by GDI, will deliver to GDI (at GDI's expense) all copies, other than permanent file copies, then in holder's possession of such documents at the time of receipt of such notice. Furthermore, each holder agrees that if such holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the holder will use only the latest version of such prospectus provided by GDI.

     2. Transfers of Certain Rights.

          2.1 Transfer. The rights granted to a Purchaser under this Amended and
Restated Agreement may be transferred by such Purchaser in connection with a transfer by such Purchaser of any Registrable Security.

          2.2 Transferees. Any permitted transferee to whom rights under this
Amended and Restated Agreement are transferred shall, as a condition to such transfer, deliver to GDI a written instrument by which such transferee agrees to be bound by the obligations imposed upon a Purchaser under this Amended and
Restated Agreement to the same extent as if such transferee were a Purchaser hereunder. Any purported transfer that does not comply with the terms of this
Section 2.2 shall be deemed null and void.

     3. Certain Definitions. The following capitalized terms shall have the meanings ascribed to them below:

          "Affiliate" means any Person that directly or indirectly controls, or is under control with, or is controlled by such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by"
and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Closing Price" means, with respect to the Registrable Securities (a)
if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market,
the last reported sales price as reported on such

                                      -14-

exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or
Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities
Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National
Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the GDI Common Stock, the Board and a majority of the
Holders shall determine in good faith the fair value of the GDI Common Stock

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding five (5) on which the national securities exchanges are open for trading.

          "Person" means any individual, company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

          "Registrable Securities" means (i) the GDI Conversion Shares, (ii) the
GDI Warrants and the GDI Warrant Shares, and (iii) any shares of GDI Common
Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Registration Statement" means any registration statement of GDI filed under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Amended and Restated Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

          "SEC" means the United States Securities and Exchange Commission or
any other federal agency at the time administering the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                                      -15-

     4. Miscellaneous.

          4.1 Recapitalizations, Exchanges, etc. The provisions of this Amended and Restated Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of GDI Common
Stock into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by GDI and
(iii) any and all equity securities of GDI or any successor or assign of GDI
(whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. GDI shall cause any successor or assign
(whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Purchasers on terms substantially the same as this Amended and Restated Agreement as a condition of any such transaction.

          4.2 No Inconsistent Agreements. GDI has not and shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Purchasers in this Amended and Restated Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or materially inconsistent with the rights granted in this Amended and Restated
Agreement.

          4.3 Amendments and Waivers. The provisions of this Amended and
Restated Agreement may be amended and GDI may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if,
GDI has obtained the written consent of a majority in interest of the
Registrable Securities (and the securities convertible into or exercisable to acquire the those securities) then in existence.

          4.4 Severability. Whenever possible, each provision of this Amended and Restated Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amended and
Restated Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amended and Restated Agreement.

          4.5 Counterparts. This Amended and Restated Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          4.6 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, telex or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by telecopy (provided that delivery by telecopy shall be followed by delivery of an additional copy personally, by mail or overnight courier), one day after being delivered by overnight courier or four business days after being mailed by registered or certified mail (postage prepaid for the most expeditious form of

                                      -16-

delivery, return receipt requested), to the parties at the following addresses
(or to such other address or telex or telecopy number as a party may have specified by notice given to the other party pursuant to this provision):

                           If to Aduromed or GDI, to:

                           Damien R. Tanaka, President
                           Aduromed Corporation
                           153 Greenwood Avenue, Suite 11-13
                           Bethel, CT 06801
                           Fax Number: (203) 798-9147

                           with a copy to (which shall not constitute notice):

                           James M. Rae, Esq.
                           Stairs Dillenbeck Finley
                           330 Madison Avenue, 29th Floor
                           New York, NY 10017
                           Fax Number: (212) 687-3523

                           If to the Purchaser, to:

                           The address or facsimile number of each Purchaser as
                           recorded in the stockholders records of GDI.

          4.7 Governing Law. This Amended and Restated Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules or provisions.

          4.8 Forum; Service of Process. Any legal suit, action or proceeding brought by any party or any of its affiliates arising out of or based upon this
Amended and Restated Agreement shall be instituted in any federal or state court in New York County, New York, and each party waives any objection which it may now or hereafter have to the laying of venue or any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.

          4.9 Captions. The captions, headings and arrangements used in this
Amended and Restated Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

          4.10 No Prejudice. The terms of this Amended and Restated Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

                                      -17-

          4.11 Words in Singular and Plural Form. Words used in the singular form in this Amended and Restated Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

          4.12 Remedy for Breach. GDI hereby acknowledges that in the event of any breach or threatened breach by GDI of any of the provisions of this Amended and Restated Agreement, the holders of the Registrable Securities would have no adequate remedy at law and could suffer substantial and irreparable damage.
Accordingly, GDI hereby agrees that, in such event, the holders of the
Registrable Securities shall be entitled, and notwithstanding any election by any holder of the Registrable Securities to claim damages, to obtain a temporary and/or permanent injunction to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies which any holder of the Registrable Securities may have at law or in equity.

          4.13 Successors and Assigns; Third Party Beneficiaries. This Amended
and Restated Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent holder of the
Registrable Securities and their respective permitted successors and assigns and executors, administrators and heirs. Holders of the Registrable Securities are intended third party beneficiaries of this Amended and Restated Agreement and this Amended and Restated Agreement may be enforced by such holders.

          4.14 Entire Agreement. This Amended and Restated Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  [Remainder of page intentionally left blank.]

                                      -18-

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and
Restated Registration Rights Agreement to be duly executed as of the date and year first written above.

                                           GENERAL DEVICES, INC.

                                           By: /s/ Damien R. Tanaka
                                               ---------------------------------
                                               Name: Damien R. Tanaka
                                               Title: President

                                           ADUROMED CORPORATION

                                           By: /s/ Damien R. Tanaka
                                               ---------------------------------
                                               Name: Damien R. Tanaka
                                               Title: President

                                      -20-

                                           PURCHASERS:

                                           PEQUOT SCOUT FUND, L.P.

                                           By: Pequot Capital Management, Inc.,
                                               its Investment Manager

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      -21-

                                           PEQUOT MARINER MASTER FUND, L.P.

                                           By: Pequot Capital Management, Inc.,
                                               its Investment Manager

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      -22-

                                           PEQUOT NAVIGATOR OFFSHORE FUND, INC.

                                           By: Pequot Capital Management, Inc.,
                                               its Investment Advisor

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      -23-

                                           PEQUOT DIVERSIFIED MASTER FUND, LTD.

                                           By: Pequot Capital Management, Inc.,
                                               its Investment Manager

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      -24-

                                           PREMIUM SERIES PCC LIMITED CELL 33

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      -25-

                                           SHERLEIGH ASSOCIATES INC. DEFINED
                                           BENEFIT PENSION PLAN

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      -26-